UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2022

Mobiv Acquisition Corp

(Exact name of registrant as specified in its charter)

Delaware	001-41464	87-4345206
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

850 Library Avenue, Suite 204

Newark, Delaware 19711

(Address of principal executive offices, including zip code)

302-738-6680

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, par value $0.000001 per share, and one warrant to acquire one share of Common Stock	MOBVU	The Nasdaq Stock Market LLC
Common Stock included as part of the Units	MOBV	The Nasdaq Stock Market LLC
Warrants included as part of the Units	MOBVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 3, 2022, the U.S. Securities and Exchange Commission declared effective the Registration Statement on Form S-1 (File No. 333-265353) (the “Registration Statement”), relating to the initial public offering (the “IPO”) by Mobiv Acquisition Corp (the “Company”) of 8,700,000 units (the “Units”). Each Unit consists of one share of Class A common stock, $0.000001 par value per share (the “Class A Common Stock”), and one warrant (the “Public Warrants”) to purchase one share of Class A Common Stock upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $87,000,000.

In connection with the consummation of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, dated August 3, 2022, by and among the Company and EF Hutton, division of Benchmark Investments, LLC;

•	a Private Placement Unit Purchase Agreement, dated August 3, 2022, between the Company and Mobiv Pte. Ltd. (the “Sponsor”);

•	a Warrant Agreement, dated August 3, 2022, between the Company and Continental Stock Transfer & Trust Company, as rights agent (the “Warrant Agreement”);

•	an Investment Management Trust Agreement, dated August 3, 2022, between the Company and Continental Stock Transfer & Trust Company, as trustee;

•	a Registration Rights Agreement, dated August 3, 2022, by and among the Company and the Sponsor of the Company;

•	a Letter Agreement, dated August 3, 2022, by and among the Company, the Sponsor and each of the officers and directors of the Company;

•	Indemnity Agreements, dated August 3, 2022, by and between the Company and each of the directors and officers of the Company; and

•	an Administrative Services Agreement, dated August 3, 2022, by and between the Company and the Sponsor.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 3.1, 4.4, 10.1, 10.2, 10.3, 10.4.1, 10.4.2, 10.4.3, 10.4.4, 10.4.5, 10.7, 10.8, 99.1 and 99.2, respectively.

The Company granted the underwriters a 45-day option to purchase up to 1,305,000 Units to cover over-allotments, if any. The underwriters exercised their over-allotment option in full on August 4, 2022, for an additional 1,305,000 Units. As a result, the aggregate gross proceeds of the Offering, including the over-allotment, are $100,050,000, prior to deducting underwriting discounts, commissions, and other Offering expenses.

Item 3.02. Unregistered Sales of Equity Securities.

On August 8, 2022, simultaneously with the closing of the IPO, the Company completed a private placement of an aggregate of 543,300 units, in view of the underwriters exercised their over-allotment option in full (the “Placement Units”), at a price of $10.00 per Private Placement Unit, generating total gross proceeds of $5,433,000 (the “Private Placement”). The Placement Units are identical to the Units sold as part of the public Units in this offering, except as described in the Company’s Registration Statement and prospectus, including in part that the initial purchasers agreed not to transfer, assign or sell any of the Placement Units or underlying securities (except in limited circumstances, as described in the prospectus) until the completion of the Company’s initial business combination. Such initial purchasers were granted certain demand and piggyback registration rights in connection with the purchase of the Placement Units. The Placement Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering. The Placement Units have been issued pursuant to, and are governed by the Warrant Agreement.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Company’s IPO, the Company filed its amended and restated articles of incorporation (the “Amended and Restated Articles of Incorporation”) with the State of Delaware, effective on August 3, 2022. A copy of the Amended and Restated Articles of Incorporation is attached as Exhibit 3.1 and incorporated herein by reference.

Item 8.01. Other Events.

A total of $102,551,250, comprised of the proceeds from the IPO after offering expenses and the proceeds of the sale of the Placement Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to us to pay our taxes, our Amended and Restated Articles of Incorporation will provide that the proceeds from this offering and the sale of the placement units, will not be released from the trust account until the earliest of (a) the completion of our initial business combination, (b) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our amended and restated certificate of incorporation to (i) modify the substance or timing of our obligation to provide for the redemption of our public shares in connection with an initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within nine months from the closing of this offering (or up to a total of 18 if we extend the original nine months, through nine one-month extensions beyond the initial nine (9) months provided that, pursuant to the terms of the Company’s amended and restated certificate of incorporation and the trust agreement between Continental Stock Transfer & Trust Company and the Company, an additional $0.0333 per unit for each month extended totaling $289,710 per month under the offering of 8.7 million Units or up to $333,166.50 per month assuming the underwriter exercises its full over-allotment option (yielding $2,607,390 assuming nine extensions or $2,998,498.50 assuming nine extensions and the underwriter has exercised its over-allotment) is deposited into the trust, subject to applicable law.

On August 8, 2022, in connection with the consummation of the IPO, the Company issued a press release, a copy of which is attached as Exhibit 99.1. In addition, in connection with the closing of the Company’s IPO on August 8, 2022, the Company issued an additional press release. A copy of the August 8, 2022 press release is attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of August 3, 2022, between the Company and EF Hutton, division of Benchmark Investments, LLC

3.1	Amended and Restated Certificate of Incorporation

4.4	Warrant Agreement, dated as of August 3, 2022, between Continental Stock Transfer & Trust Company and the Company

10.1	Investment Management Trust Agreement, dated as of August 3, 2022, between Continental Stock Transfer & Trust Company and the Company

10.2	Registration Rights Agreement, dated as of August 3, 2022, among the Company and Mobiv Pte. Ltd., the Sponsor of the Company

10.3	Private Placement Unit Purchase Agreement, dated as of August 3, 2022, between the Company and Mobiv Pte. Ltd.

10.4.1	Indemnity Agreement, dated as of August 3, 2022, between the Company and Peter Bilitsch

10.4.2	Indemnity Agreement, dated as of August 3, 2022, between the Company and Weng Kiat (Adron) Leow

10.4.3	Indemnity Agreement, dated as of August 3, 2022, between the Company and Lloyd Bloom

10.4.4	Indemnity Agreement, dated as of August 3, 2022, between the Company and Garry Peagam

10.4.5	Indemnity Agreement, dated as of August 3, 2022, between the Company and Niels Strohkirch

10.7	Letter Agreement, dated as of August 3, 2022, among the Company and Mobiv Pte. Ltd.

10.8	Administrative Services Agreement, dated as of August 3, 2022, between the Company and Mobiv Pte. Ltd.

99.1	Press Release dated August 3, 2022

99.2	Press Release dated August 8, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2022

MOBIV ACQUISITION CORP

By:	/s/ Peter Bilitsch
Peter Bilitsch
Chief Executive Officer